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MEDIALINK WORLDWIDE INCORPORATED AND SUBSIDIARIES

Exhibit 99.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


            Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Medialink
Worldwide Incorporated (the "Company"), hereby certifies to such officer's knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 14, 2003


                                             /s/ Laurence Moskowitz_
                                             ----------------------
                                             Name:  Laurence Moskowitz
                                             Title: Chief Executive Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



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